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                                                                    Exhibit 23.1

                        INDEPENDENT ACCOUNTANT'S CONSENT


    We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report, dated February 19, 1998, relating to the financial statements of Ancor Communications, Incorporated, appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                       /s/ McGladrey & Pullen, LLP

St. Paul, Minnesota
September 4, 1998